Share Capital	12 Months Ended
Dec. 31, 2018
Share Capital
Share Capital

17.   Share Capital

Holders of Class A Ordinary Shares and Class B Ordinary Shares are entitled to the same rights except for voting rights. In respect of matters requiring a shareholder’s vote, each Class A Ordinary Share is entitled to one vote and each Class B Ordinary Share is entitled to ten votes.

In connection with the issuance of Series D convertible preferred shares as disclosed in Note 15, the Company effected a change of authorized share capital by repurchasing all of the then issued and outstanding ordinary shares at par value and reissued 42,486,360 Class A Ordinary Shares and 1,716,283,460 Class B Ordinary Shares to its existing holders of ordinary shares. The number of shares and per-share price in the consolidated financial statements were recasted on a retroactive basis to reflect the effect of these changes.